Exhibit 17

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below or use your smart camera to scan the QR code at the left.

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 8XX-XXXX Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

ASTOR DYNAMIC ALLOCATION FUND

Northern Lights Fund Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ___________, 2025

The undersigned, revoking prior proxies, hereby appoints ________, __________ and _______ as attorney-in-fact and proxy of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Astor Dynamic Allocation Fund (the “Fund”) to be held on __________, 2025 at ______ a.m. EST at the principal offices of Beacon Capital Management, Inc., 7777 Washington Village Dr. Suite 280, Dayton, OH 45459, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 8XX-XXX-XXXX. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on _______, 2025. The proxy statement for this meeting is available at: vote.proxyonline.com/astor/docs

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ASTOR DYNAMIC ALLOCATION FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

	FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization by and among Northern Lights Fund Trust (the “Target Trust”), on behalf of Astor Dynamic Allocation Fund (the “Target Dynamic Fund”), Northern Lights Fund Trust II (the “Acquiring Trust”), on behalf of the Beacon Dynamic Allocation Fund (the “Acquiring Fund”), and, with respect to certain provisions only, Beacon Capital Management, Inc. that provides for: (i) the acquisition of substantially all of the assets of Target Dynamic Fund by the Acquiring Fund in exchange solely for shares of the Acquiring Fund; (ii) the distribution of such shares to the shareholders of the Target Dynamic Fund; and (iii) the complete liquidation and dissolution of the Target Dynamic Fund.

	¡	¡	¡

		FOR	AGAINST	ABSTAIN

2.	To approve a new investment advisory agreement between Beacon Capital and NLFT, on behalf of the Target Dynamic Fund.	¡	¡	¡

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Exhibit 17

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

ASTOR SECTOR ALLOCATION FUND

Northern Lights Fund Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ___________, 2025

The undersigned, revoking prior proxies, hereby appoints ________, __________ and _______ as attorney-in-fact and proxy of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Astor Sector Allocation Fund (the “Fund”) to be held on __________, 2025 at ______ a.m. est. at the principal offices of Beacon Capital Management, Inc., 7777 Washington Village Dr. Suite 280, Dayton, OH 45459, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 8XX-XXX-XXXX. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on _______, 2025. The proxy statement for this meeting is available at: vote.proxyonline.com/astor/docs

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

ASTOR SECTOR ALLOCATION FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

	FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization by and among Northern Lights Fund Trust (the “Target Trust”), on behalf of the Astor Sector Allocation Fund (the “Target Sector Fund”), Northern Lights Fund Trust II (the “Acquiring Trust”), on behalf of the Beacon Dynamic Allocation Fund (the “Acquiring Fund”), and, with respect to certain provisions only, Beacon Capital Management, Inc. (“Beacon Capital”) that provides for: (i) the acquisition of substantially all of the assets of the Target Sector Fund by the Acquiring Fund in exchange solely for shares of the Acquiring Fund; (ii) the distribution of such shares to the shareholders of the Target Sector Fund; and (iii) the subsequent dissolution of the Target Sector Fund.

	¡	¡	¡

		FOR	AGAINST	ABSTAIN

2.	To approve a new investment advisory agreement between Beacon and NLFT, on behalf of the Target Sector Fund.	¡	¡	¡

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]